SHARE-BASED PAYMENTS (Details 3) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Disclosure Of Share Based Payments [Abstract]
Cost of revenues	$ 10	$ 9	$ 30
Selling and marketing expenses	295	336	429
Research and development expenses	104	87	257
General and administrative expense	612	740	1,060
Financial expenses from notes and loans	0	122	0
Total share-based compensation expenses	$ 1,021	$ 1,294	$ 1,776